                SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549

                         ________________

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the

                  Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported): January 4, 2000

                     SEARS, ROEBUCK AND CO.

         (Exact name of registrant as specified in charter)

New York                   1-416                 36-1750680

(State or Other    (Commission File Number)    (IRS Employer

Jurisdiction of                                 Identification No.)

Incorporation)

3333 Beverly Road, Hoffman Estates, Illinois        60179

(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code: (847) 286-2500

Item 5. Other Events.

On January 4, 2000, the Registrant issued the press release attached hereto as Exhibit 99.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

The Exhibit Index on page E-1 is incorporated herein by reference.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  SEARS, ROEBUCK AND CO.

                                  By: /s/ Jeffrey N. Boyer

    Jeffrey N. Boyer

    Chief Financial Officer

Date: January 4, 2000

EXHIBITS

99. Sears, Roebuck and Co. press release dated January 4, 2000.

E-1